UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 5, 2011

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

385 East Colorado Boulevard, Suite 299 Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 5, 2011, the Board of Directors of Alexandria Real Estate Equities, Inc. (“Alexandria”), amended the Bylaws of Alexandria to provide for the positions and responsibilities of a chief operating officer or co-chief operating officers.  The following is a summary of changes effected by adoption of the amendment to the Bylaws, which is qualified in its entirety by reference to the Bylaws of Alexandria filed as Exhibit 3.1 hereto.

Article V, Section 12, of the Bylaws of Alexandria was amended to read in its entirety as follows:

CHIEF OPERATING OFFICER.  The Board of Directors may designate a chief operating officer or co-chief operating officers.  The chief operating officer or co-chief operating officers shall have the responsibilities and duties as determined from time to time by the chief executive officer.

ITEM 9.01. Financial Statements and Exhibits.

 (d)       Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

3.1	Bylaws of Alexandria Real Estate Equities, Inc., as amended effective April 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexandria Real Estate Equities, Inc. (Registrant)

By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer

Dated: April 11, 2011